                                                                   EXHIBIT 10.18

                               PETOPIA.COM, INC.

           AMENDMENT TO SERIES D PREFERRED STOCK PURCHASE AGREEMENT
           --------------------------------------------------------

     This Amendment to Series D Preferred Stock Purchase Agreement (the "Amendment") is made as of January 21, 2000 by and between Petopia.com, Inc., a
 ---------
Delaware corporation (the "Company"), a majority of the Purchasers listed on
                           -------
Exhibit A to the Series D Preferred Stock Purchase Agreement dated as of
---------
November 29, 1999 (the "Purchase Agreement") and the purchasers listed on
                        ------------------
Exhibit A attached hereto (the "Additional Purchasers").
---------                       ---------------------

     WHEREAS, the Company and the "Purchasers" (as defined in the Purchase Agreement) are parties to the Purchase Agreement pursuant to which each Purchaser purchased shares of Series D Preferred Stock from the Company on the terms and conditions set forth therein;

     WHEREAS, the Company and a majority of the Purchasers wish to amend the Purchase Agreement in accordance with Section 7.10 of the Purchase Agreement (terms defined in the Purchase Agreement are used herein as therein defined);

     WHEREAS, the Additional Purchasers desire to purchase and the Company desires to sell up to 3,567,542 shares of the Company's Series D Preferred Stock at the Subsequent Closing (as defined below);

     NOW, THEREFORE, in consideration of the foregoing recitals (which are hereby incorporated into and shall be deemed part of this Amendment) and of the covenants and mutual agreements contained in this Amendment, each of the Company, a majority of the Purchasers and the Additional Purchasers agrees as follows:

     Section 1.  Amendments.  The Company and a majority of the Purchasers
                 ----------
hereby agree that the Purchase Agreement shall be amended as follows:

     (A)  Section 1.1(a) of the Purchase Agreement shall be amended by (i)
          --------------
replacing "Closing" with "First Closing", (ii) adding "Fourth" before "Restated
                                                       ------          --------
Certificate", and (iii) adding the following at the end of the subsection:
-----------

               "The Company shall also adopt and file with the Secretary of State of the State of Delaware on or before the Subsequent Closing (as defined below) the Fifth Amended and Restated Certificate of Incorporation in the form attached hereto as Exhibit B-1 (the "Fifth
                                                       -----------       -----
          Restated Certificate" and together with the Fourth Restated
          --------------------
          Certificate, the "Restated Certificate")."
                            --------------------

     (B)  Section 1.1(b) of the Purchase Agreement shall be deleted in its
          --------------
entirety and substituting the following therefor:

               "(b) Subject to the terms and conditions of this Agreement, the Purchasers agree to purchase and the Company agrees to sell and issue to each Purchaser at the First and Subsequent Closings that number of shares of Series D Preferred Stock set forth opposite each such Purchaser's name on Exhibit A
                              ---------
          attached hereto at a purchase price of $5.6061 per share (the "Purchase Price"), provided that the purchase price shall be payable
           --------------    --------
          by National Broadcasting Company, Inc. ("NBC") in consideration of the
                                                   ---
          execution and delivery by NBC of the Letter Agreement dated as of the date hereof regarding the granting by NBC of advertising credits to the Company (the "Letter Agreement"). The shares of Series D Preferred
                            ----------------
          Stock issued to the Purchasers pursuant to this Agreement shall be hereinafter referred to as the "Stock.""
                                          -----
     (C)  Section 1.2 of the Purchase Agreement shall be deleted in its
          -----------
entirety and substituting the following therefor:

          "1.2  Closing; Delivery
                -----------------

                (a) The purchase and sale of the Stock shall take place at the offices of Perkins Coie LLP, 135 Commonwealth Drive, Suite 250, Menlo Park, California, at 10:00 a.m., on November 29, 1999, or at such other time and place as the Company and the Purchasers of not less than 6,243,200 shares of the Stock mutually agree upon, orally or in writing (which time and place are designated as the "First Closing").
                                                               -------------
          The closings of the purchase and sale of up to 9,837,804 shares of Stock in the aggregate (not including shares of Stock sold in the First Closing, the "Additional Shares") hereunder (the "Subsequent
                              -----------------                   ----------
          Closings" and together with the First Closing, the "Closing") shall be
          --------                                            -------
          held at the offices of Perkins Coie LLP on the date hereof. Any Additional Shares may be sold only to the investors listed on Exhibit
                                                                        -------
          A-1.
          ---

                (b) Subject to the terms of this Agreement, at the Closing, the Company shall deliver to each Purchaser a certificate representing the Stock being purchased by such Purchaser against payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company's bank account, by cancellation of indebtedness, or by any combination thereof. At the Subsequent Closings, if any, a Supplemental Schedule of Purchasers shall be added to this Agreement as Exhibit A-2 and the Company will deliver to each
                               -----------
          additional Purchaser who shall have executed this Agreement (each an

          "Additional Purchaser") a certificate or certificates representing the
          ---------------------
          number of Additional Shares being purchased hereby against (i) payment of the purchase price therefor by check payable to the Company, by wire transfer to the Company's bank account, by cancellation of indebtedness, or by any combination thereof, (ii) in the case of NBC, by the execution and delivery of the Letter Agreement and (iii) delivery of signature pages to this Agreement and each of the Related Agreements (as defined below). In addition, at any Subsequent Closing pursuant to which the Company shall have sold more than 8,918,856 shares of Stock, the Company shall issue and grant to each Purchaser and Additional Purchaser a Series D Warrant, in accordance with the terms and conditions of Section 6.3 hereof."

     (D)  The following shall be added to the Purchase Agreement as Section
2.2.5:

          "2.2.5  Capitalization.  Immediately prior to the Subsequent Closing,
                  --------------
          the authorized capital of the Company consists of:

                  (a) 49,180,000 shares of Preferred Stock, (i) 11,555,000 of which shares have been designated Series A Preferred Stock, 9,755,000 of which are issued and outstanding and 1,800,000 of which have been reserved for issuance upon exercise of outstanding warrants to purchase shares of Series A Preferred Stock (the "Series A Warrants"),
                                                            -----------------
          (ii) 8,000,000 of which have been designated Series B Preferred Stock, 7,736,345 of which are issued and outstanding, (iii) 12,940,620 of which have been designated Series C Preferred Stock, 3,017,175 of which are issued and outstanding, 4,803,458 of which have been reserved for issuance to PETCO Animal Supplies, Inc. ("PETCO") upon
                                                                 -----
          the achievement of certain milestones (the "PETCO Shares"), and
                                                      ------------
          5,119,987 of which have been reserved for issuance upon exercise of outstanding warrants to purchase shares of Series C Preferred Stock (the "Series C Warrants"), (iv) 14,000,000 of which have been
                -----------------
          designated Series D Preferred Stock, 6,270,262 of which are issued and outstanding and 918,948 of which have been reserved for issuance upon exercise of warrants issued or issuable to the Purchasers pursuant to
          Section 6.3 herein (the "Series D Warrants"), and (v) 2,330,000 of
                                   -----------------
          which shares have been designated Series E Preferred Stock, 2,007,637 of which are issued and outstanding, 76,617 of which have been reserved for issuance upon exercise of warrants to purchase shares of Series E Preferred Stock (the "ICOD Warrants"), and 180,000 of which
                                         -------------
          have been reserved for issuance upon exercise of warrants issued or issuable to Greyrock Capital, a division of Banc of America Commercial
          Finance Corporation (the "Greyrock Warrants" and, together with the
                                    -----------------
          ICOD Warrants, the "Series E Warrants").  The rights, privileges and
                              -----------------
          preferences of the Series A, Series B, Series C, Series D and Series E Preferred Stock are as stated in the Restated Certificate. All issuances of shares of Series A, Series B, Series C, Series D and Series E Preferred Stock referenced above, other than the PETCO Shares, have been consummated and, except as described above, the Company will not issue additional shares of Series A, Series B, Series C, Series D or Series E Preferred Stock. The shares of Series A, Series B, Series C, Series D and Series E Preferred Stock issued by the Company were duly authorized, validly issued, fully paid, nonassessable, free and clear of any liens or encumbrances (other than those imposed by the purchasers thereof), and based in part on the representations made by the purchasers thereof, were exempt from registration under Section 5 of the Securities Act of 1933, as amended and the California Corporate Securities Law of 1968, as amended. The rights of PETCO as set forth in Section 6.6 of the Series C Preferred Stock Purchase Agreement dated July 12, 1999 by and between the Company and PETCO expired prior to any exercise thereof.

                  (b) 71,180,000 shares of Common Stock, 9,873,718 shares of which are issued and outstanding. All of the outstanding shares of Common Stock have been duly authorized and validly issued, are fully paid and nonassessable, and were issued in compliance with all applicable federal and state securities laws.

                  (c) The Company has reserved 7,500,000 shares of Common Stock for issuance to officers, directors, employees and consultants of the Company pursuant to its 1999 Stock Plan duly adopted by the Board of Directors and approved by the Company's stockholders (the "Stock
                                                                     -----
          Plan"), of which options to purchase 5,016,769 shares of Common Stock
          ----
          are currently outstanding, 2,024,157 shares of Common Stock have been issued and 459,074 shares are available for future issuance under the Stock Plan. The Company has reserved (i) 11,555,000 shares of Common Stock for issuance upon conversion of the Series A Preferred Stock,
          (ii) 8,000,000 shares of Common Stock for issuance upon conversion of the Series B Preferred Stock, (iii) 12,940,620 shares of Common Stock for issuance upon conversion of the Series C Preferred Stock, (iv) 14,000,000 shares of Common Stock for issuance upon conversion of the Series D Preferred Stock, (v) 2,330,000 shares of Common Stock for issuance upon conversion of the Series E Preferred Stock, (vi) 585,000 shares of Common Stock for issuance upon the exercise of outstanding warrants to purchase Common Stock issued or issuable to the founders of Loveland Pet Products, Inc. (the "Loveland Warrants") and (vii)
                                               -----------------
          917,749 shares of Common Stock for issuance upon the exercise of warrants to purchase Common Stock issued or issuable to NBC (the "NBC
                                                                            ---
          Warrants").
          --------

                  (d) Except for (i) the conversion privileges of the Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock, Series D Preferred Stock, Series E Preferred Stock, Series A Warrants, Loveland Warrants, the Petco Shares, the Series C Warrants, the Series D Warrants, the Series E Warrants and the NBC Warrants, (ii) the rights of first refusal as set forth in the Investors' Rights Agreement and the Co-Sale Agreement (each as defined below), (iii) the rights to participate in the initial public offering as indicated in
          Section 2.6 of the Investors' Rights Agreement (as defined below) and in the IPO Allocation Agreement dated as of May 4, 1999 between the Company and certain purchasers of Series A Preferred Stock (the "May
                                                                           ---
          IPO Allocation Agreement"), and (iv) 7,500,000 shares of Common Stock
          ------------------------
          reserved for issuance pursuant to the Stock Plan, there are, to our knowledge, no options, warrants, conversion privileges or other rights (or agreements for any such rights) outstanding to purchase or otherwise obtain from the Company any of the Company's securities except as set forth on the Schedule of Exceptions."

     (E)  Section 3.2 of the Purchase Agreement shall be amended to delete the
          -----------
last sentence thereof.

     (F)  Section 6.3 of the Purchase Agreement shall be deleted in its
          -----------
entirety and substituting the following therefor:

                  "6.3  Series D Warrants.  If the Company sells more than
                     -----------------
          8,918,856 shares of Stock (the number of any such shares, the "Excess
                                                                         ------
          Shares"), then it will issue to each Purchaser and Additional
          ------
          Purchaser warrants (the "Series D Warrants") to purchase additional
                                   -----------------
          shares of Stock, the exact aggregate number of which shall be equal to the product of (x) a fraction, the numerator of which is the shares of Stock held by such Purchaser or Additional Purchaser (other than Excess Shares) and the denominator of which is 8,918,856, and (y) the aggregate number of Excess Shares.

               The Series D Warrants, if any, shall be in the form attached hereto as Exhibit J and shall terminate five years after the issuance thereof, unless earlier exercised. The exercise price for the Series D Warrants shall be equal to the Purchase Price hereunder. The holders of the share of Stock issued pursuant to the exercise of the Series D Warrants shall become parties to the Related Agreements upon execution and delivery of the signature pages thereto."

     (G)  Section 7.15 of the Purchase Agreement shall be amended by adding the
          ------------
following at the end of such Section:

               "Notwithstanding the foregoing, confidential information shall not include any information that is: (i) in the public domain; (ii) was already known to the receiving party or within the receiving party's possession at the time of receipt thereof from the Company;
          (iii) received by receiving party from a third party without reasonable basis for receiving party to believe disclosure was made in violation of a confidential agreement with the Company; (iv) approved for disclosure by written authorization of the Company; (v) independently developed by the receiving party, (vi) published or otherwise made available to the public at the time of its receipt by receiving party or subsequently became published or available to the public other than by a breach of this Agreement; and/or (vii) required to be disclosed by oral questions, interrogatories, requests for information or documents, subpoena, civil investigative demand, or similar process."

     (H)  Exhibit A-1 of the Purchase Agreement shall be amended to add the
          -----------
following entity to the Schedule of Permitted Investors:

          ValueVision International Inc.

     Section 2.  Additional Purchasers.  Each of the Additional Purchasers
                 ---------------------
listed on the attached Exhibit A shall become parties to the Purchase Agreement
                       ---------
by executing this Amendment and by virtue of their inclusion on Exhibit A
                                                                ---------
attached hereto, which Exhibit A shall be added to the Purchase Agreement as
                       ---------
Exhibit A-2.
-----------

     Section 3.  Fifth Restated Certificate.  Exhibit B attached hereto shall be
                 --------------------------   ---------
added to the Purchase Agreement as Exhibit B-1.
                                   -----------

     Section 4.  Series D Warrants.  Exhibit C attached hereto shall be added to
                 -----------------   ---------
the Purchase Agreement as Exhibit J.  The Series D Warrants to be issued
                          ---------
pursuant to Section 6.3 of the Purchase Agreement, as amended by this Amendment, will be issued to the Purchasers and Additional Purchasers listed on Exhibit D
                                                                     ---------
attached hereto in the amounts set for opposite their names, which Exhibit D
                                                                   ---------
shall be added to the Purchase Agreement as Exhibit K.
                                            ---------

     Section 5.  Governing Law.  This Amendment and all acts and transactions
                 -------------
pursuant hereto and the rights and obligations of the parties hereto shall be governed, construed and interpreted in accordance with the laws of the State of California, without giving effect to principles of conflicts of laws.

     Section 6.  Amendments.  This Amendment may not be modified or amended
                 ----------
except by written agreement signed by the Company and a majority of the holders of the Series D Preferred Stock.

     Section 7.  Counterparts.  This Amendment may be executed in two or more
                 ------------
counterparts, each of which shall be deemed an original and all of which together shall constitute one instrument.

                 [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, a majority of the Purchasers, the Additional Purchasers and the Company have caused this Amendment to be duly executed as of the date first above written.

                                        COMPANY:

                                        PETOPIA.COM, INC.


                                        By: /s/ Andrea C. Reisman
                                            ----------------------------
                                            Name:  Andrea C. Reisman
                                            Title: Chief Executive Officer


                                        PURCHASERS:

                                TCV III (GP)
                                a Delaware General Partnership
                                By:  Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By: /s/ Robert C. Bensky
                                    --------------------------------------------
                                    Name:  Robert C. Bensky
                                    Title: Chief Financial Officer


                                TCV III, L.P.
                                a Delaware Limited Partnership
                                By:  Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By: /s/ Robert C. Bensky
                                    --------------------------------------------
                                    Name:  Robert C. Bensky
                                    Title: Chief Financial Officer


                                TCV III (Q), L.P.
                                a Delaware Limited Partnership
                                By:  Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By: /s/ Robert C. Bensky
                                    --------------------------------------------
                                    Name:  Robert C. Bensky
                                    Title: Chief Financial Officer


                                TCV III STRATEGIC PARTNERS, L.P.
                                a Delaware Limited Partnership
                                By:  Technology Crossover Management III, L.L.C.
                                Its: General Partner

                                By: /s/ Robert C. Bensky
                                    --------------------------------------------
                                    Name:  Robert C. Bensky
                                    Title: Chief Financial Officer

                                Mailing Address:
                                    Technology Crossover Ventures
                                    56 Main Street, Suite 210
                                    Millburn, NJ 07041
                                    Attention:  Robert C. Bensky
                                    Phone: (973) 467-5320
                                    Fax:   (973) 467-5323

                                with a copy to:
                                    Technology Crossover Ventures
                                    575 High Street, Suite 400
                                    Palo Alto, CA 94301
                                    Attention: Jay C. Hoag
                                    Phone: (650) 614-8210
                                    Fax:   (650) 614-8222

                             PETCO ANIMAL SUPPLIES, INC.

                             By: /s/ Brian K. Devine
                                 ------------------------------------------
                                 Name:  Brian K. Devine
                                 Title: Chairman, President and Chief Executive
                                        Officer


                             Mailing Address:
                                 9125 Rehco Road
                                 San Diego, CA 92121

                             ARKARO HOLDING, B.V.

                             By: /s/ Maria C. van der Sluijs-Plantz
                                 -----------------------------------------------
                                 Name:  Maria C. van der Sluijs-Plantz
                                 Title: Managing Director


                             Mailing Address:
                                 Locatellikade 1
                                 Parnassustoren
                                 1076 AZ Amsterdam
                                 P.O. Box 75215
                                 1070 AE Amsterdam
                                 The Netherlands
                                 Attention: Maria C. van der Sluijs-Plantz

                         ADDITIONAL PURCHASERS:


                         NATIONAL BROADCASTING COMPANY, INC.
                         a Delaware corporation

                         By: __________________________________________________
                             Name:
                             Title:


                         Mailing Address:
                             30 Rockefeller Plaza
                             New York, NY 10122
                             Attn: President, NBC Interactive Media
                             With a copy to: VP, Law, Corporate Transactions


                         VALUE VISION INTERNATIONAL INC.
                         a Minnesota corporation

                         By: ________________________________________________
                             Name:
                             Title:


                         Mailing Address:
                             6740 Shady Oak Road
                             Eden Prairie, MN 55344
                             Phone: (612) 947-5200
                             Fax:   (612) 947-0188

                         with a copy to:
                             Faegre & Benson LLP
                             2200 Norwest Center
                             90 South Seventh Street
                             Minneapolis, MN 55402
                             Attn:  Steven C. Kennedy
                             Phone: (612) 336-3600
                             Fax:   (612) 336-2600